A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Fall 2012

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of more than 45 years of success in generating competitive risk-adjusted returns for pension funds while also providing the vital collateral benefits of jobs and affordable housing for working people and their communities.

The HIT is a $4.5 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities.  This focus provides pension plans with an investment that is low risk, a source of attractive current income, and also liquid. Approximately 93% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.

The HIT is well-suited to meeting a major investment need of pension plans with union member beneficiaries because:

(1) The HIT is a fixed-income option with a strong record of performance versus its benchmark, providing similar levels of interest rate risk, higher income, and a superior credit profile;

(2) The HIT’s focus on high credit quality multifamily securities and its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities; and

(3) The HIT directly sources multifamily and healthcare construction-related investments that generate competitive returns while also creating good union jobs and affordable housing at a time when communities can greatly benefit from development activity.

The HIT is a fixed-income investment that has the ability to provide reliable income and diversification in these uncertain times.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed-Income: An Investment Category Whose Time Is Now

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification from equities, and reduced volatility. They are especially well-suited to the current economic environment of high unemployment and lackluster growth because they can provide steady income without taking on undue market risk.

The Current Economic Environment Still Favors Fixed-Income

The United States economy remained fragile in the third quarter due to a weak domestic recovery and tepid consumer spending, which collided with growing headwinds from business uncertainty, the European crisis, and slowing growth in China.  Employment growth has slowed in the U.S.  Overall prices remain stable, increasing about 2% on a yearly basis, despite the drought in the Midwest, which is placing upward pressure on prices for some food items.  This global slowdown led the Federal Reserve to embark on its third program of “quantitative easing,” the open-ended QE3, which will include purchases of additional agency mortgage-backed securities at a pace of $40 billion per month.  The Fed will also continue Operation Twist that began in 2011 (selling shorter-term Treasuries to purchase longer-term Treasuries) and will continue reinvesting principal payments from its holdings of agency debt and MBS, adding an estimated $85 billion to the Fed’s balance sheet each month for the remainder of the year.  The Fed remains committed to keeping the fed funds rate near zero through at least mid-2015 as well as continuing its highly accommodative policy for a "considerable time after the economic recovery strengthens."

Over the longer term, fixed-income investments have provided more consistent growth than equities.   For the 10-year period from September 2002 through September 2012, equity markets, as represented by the Standard and Poor’s 500 Index, generated more volatile returns than investment-grade fixed-income investments, as represented by the Barclays Capital Aggregate Bond Index (see chart above).

The risks to the high credit quality fixed-income sector should remain subdued, with U.S. interest rates expected to remain low for a significant period due to the weak economic recovery, accommodative monetary policy, and contained inflation.  Further, unlike funds investing in corporate debt securities, the HIT is a fixed-income investment that has the ability to provide both reliable income and diversification from equities in these uncertain times.

The HIT: A Good Fixed-Income Option

An investment of $10 million in the HIT in
June 2002 would have grown to $17.27 million
by June 2012, whereas the same investment in
major stock indices and real estate would be
worth less than the HIT investment.

The HIT advantage holds up over the long term and provides diversification from equities and corporate bonds.  The HIT has produced a significant positive return over the 10-year period ending in June 2012 when many pension funds had reduced their allocations in fixed-income, to their detriment.  An investment of $10 million in the HIT in June 2002 would have grown to $17.27 million by June 2012, whereas the same investment in major stock indices and real estate, as shown below, would be worth less than the HIT investment.

The HIT does not hold corporate bonds and can provide greater diversification from equities than fixed-income funds that include such bonds. The HIT’s returns are negatively correlated with equity and real estate indices and only moderately correlated with corporate bond indices, as shown in the table below.  (See page 7 for more information on the HIT’s performance.)

$10 Million Invested for 10 Years
 (Period ending June 30, 2012*)
	Value after 10 Years	Percent Change	Correlation2
HIT	$17,267,894	73%	-
Barclays Capital Aggregate	$17,295,638	73%	+0.95
U.S. Bloomberg REIT Index	$15,716,687	57%	-0.15
U.S. Dow Jones	$13,934,575	39%	-0.25
U.S. NYSE	$13,841,115	38%	-0.32
U.S. S&P	$13,761,833	38%	-0.29
Dow Investment Grade Corporate Index	$11,970,833	20%	+0.64
United Kingdom FTSE 100	$11,964,608	20%	-0.39
Japan Nikkei 225	$8,479,491	-15%	-0.50
*Updated semi-annually

Source: Haver Analytics, Bloomberg and the HIT

In addition to producing competitive returns with less credit risk and greater diversification than the Barclays Aggregate, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  The HIT’s proven track record demonstrates that participating in its socially responsible and economically targeted investments does not diminish returns for investors, but can enhance them.  Unlike most bond funds, the HIT helps to create assets by financing job-generating construction of multifamily developments and healthcare facilities to meet communities’ needs.3 The HIT has successfully funded development projects that meet

2 Correlation to the HIT of monthly year-over-year changes in indices.
3 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

priorities established by specific states or cities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

In 2009, the HIT responded to the nation’s urgent need for job creation with its own stimulus effort, the Construction Jobs Initiative. After surpassing its initial goal of creating 10,000 union construction jobs in less than two years, the HIT raised its goal to 15,000 jobs and has now passed that goal as well. The new target is to reach 20,000 jobs by the end of 2013.  Through mid-October 2012, the HIT has committed $1.23 billion to job-generating investments under this initiative – investments that are attractive additions to the portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support (as described below) from the HIT’s wholly owned subsidiary, Building America CDE, the Construction Jobs Initiative to date has financed 53 union-built projects in 28 cities, representing nearly $2.8 billion of development activity.   The HIT and Building America have strong pipelines and will continue to finance job-generating projects in the months ahead.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

Building America’s role in the Construction Jobs Initiative illustrates how this subsidiary is increasing the HIT’s capacity to invest in job-generating projects in low-income communities.  Building America utilizes New Markets Tax Credits (NMTCs) to attract investors and enhance the financial viability of mixed-use developments and healthcare facilities in underserved neighborhoods.  Building America was allocated $35 million in NMTCs in February 2011 and an additional $50 million in February 2012.  It has provided NMTCs for seven projects to date, including one that the HIT also helped finance, and has a large pipeline of additional projects under review.

HIT and Building America Projects
(Historical Totals, Inception through October 15, 2012)
HIT Financing Commitments	$6,564 million
Building America Investment of NMTCs	$52.1 million
Total Development Value*	$10,164 million
Union Construction Jobs*	72,700
Units of Housing/Beds*	105,617
Affordable Units*	65,769
*Includes HIT and Building America Transactions

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT specializes in government and agency issued, guaranteed, or insured multifamily4 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests.  It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result is a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers, particularly financing insured by the Federal Housing Administration (FHA) or Fannie Mae, allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-
income investments because it has
the internal capability to source
multifamily mortgage investments
directly, and to provide technical
expertise to assist in completing
complex transactions in today’s
difficult credit environment.

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, issuers, and mortgage bankers, and to provide technical expertise to assist them in completing complex transactions in today’s difficult credit environment.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects.  These professionals use their extensive relationships with developers, mortgage bankers, state housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

4 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

Multifamily Ginnie Mae construction/ permanent securities continue to offer relatively attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

Multifamily Ginnie Mae construction/permanent securities continue to offer relatively attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below.  By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, is extremely valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest (on an FHA loan), totaling $82,897, for a loss rate of 0.002% of average net assets.

Portfolio Performance

The AFL-CIO Housing Investment Trust (HIT) outperformed the Barclays Capital Aggregate Bond Index (Barclays Aggregate) for the volatile first nine months of 2012 on both a gross and net basis, by 50 and 17 basis points, respectively.   For this period, the HIT’s returns (not annualized) were 4.49% on a gross basis and 4.16% on a net basis, compared to 3.99% for the benchmark.

The HIT’s performance for the first three quarters of 2012 was enhanced by its ongoing income advantage versus the benchmark and by significant spread tightening in government/agency multifamily MBS.  With its concentration in these multifamily securities, the HIT benefited as these investments had better price performance than Treasuries with comparable average lives and generated additional income relative to Treasuries while reflecting similar credit quality.

As investors continued to be attracted by the safety and liquidity of the Treasury market amidst concerns about the U.S. economy and political uncertainty, the European sovereign debt crisis, and a global slowdown that included China, most Treasury yields fell to historically low levels.  Treasury yields for maturities of two years and longer were lower at the end of September than at the end of 2011, as the yield curve flattened somewhat.  The 2-, 5-, and 10-year Treasury yields fell by 1, 21, and 24 basis points, respectively, over the first nine months of the year.  With the extremely low Treasury yields, investors were attracted to spread-based products such as corporate bonds.  Excess returns for the corporate sector of the Barclays Aggregate for the first three quarters of the year were very high at 604 basis points.  This corporate outperformance negatively impacted the HIT relative to the index because corporate bonds comprised 21% of the benchmark at September 30, but they are not permissible investments for the HIT.

The HIT outperformed the benchmark year-to-date and for the 1-, 3-, 5-, and 10-year periods ending September 30, on a gross basis by 50, 101, 34, 48, and 44 basis points, respectively.  On a net basis, the HIT outperformed for the year-to-date, 1-, 5-, and 10-year periods.

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  Periods over one year are annualized.

This is a good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value and diversification opportunities can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries.  The large multifamily pipeline under review should allow the HIT to benefit from acquiring additional construction-related securities over the next year.

Portfolio Construction and Composition

This is a good time for pension plans to
consider investing in the HIT.  With
continuing volatility in many asset
classes, value and diversification
opportunities can be found in high
credit quality fixed-income investments.

The HIT’s stated investment guideline is to target the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily MBS allocation typically ranges from 50% to 70% of the portfolio.  Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

The composition of the HIT’s portfolio as of September 30, 2012, demonstrates its high credit quality and specialization in multifamily MBS, as shown below.5

5 Includes commitments that have not yet been funded

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT is well-positioned for investment success due to its superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2012
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.9%	73.6%	Effective Duration	4.16	4.71
A & Below	2.5%	21.6%	Convexity	-0.03	-0.05
Superior Yield			Similar Call Risk
Current Yield: 56 basis point advantage	3.91%	3.35%	Call Protected	72%	70%
Yield to Worst: 64 basis point advantage	2.18%	1.54%	Not Call Protected	28%	30%

Strong Correlation with the Barclays Aggregate

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending September 30, 2012, was 93% and has ranged from 93% to 99% in recent years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The

Rolling Average Returns: HIT versus the Barclays Aggregate

correlation with the Citigroup BIG Mortgage Index for the five years ending September 30, 2012, was 83% and has ranged from 83% to 94% in recent years.

The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the preceding graph, which compares the HIT’s gross returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The HIT also has a contract with independent economic consultant Gary Shilling of A. Gary Shilling & Co., who makes periodic presentations to HIT staff and provides monthly economic reports and forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, New Orleans, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s only expenses are its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2011, 2010, and 2009, the HIT’s ratio of expenses to average net assets was 44, 44, and 43 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and agency single family MBS.  As of September, 2012, approximately 93% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to approximately 74% in the Barclays Aggregate. The HIT seeks to construct a portfolio that has a higher expected yield than its benchmark. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of September 30, 2012, 62.5% of assets were invested in this product.6  Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

6 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2011 Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2011 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, validation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, errors and omissions insurance totaling $20,000,000, and a fiduciary ERISA bond for $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of September 30, 2012, the HIT had a net asset value of approximately $4.56 billion and 362 institutional investors.

Clients by Type ($ in millions as of 9/30/2012)	$ Amount	Percentage	Number of Accounts
Public	1,201.71	26.36	10
Taft-Hartley	2,926.51	64.17	197
Other (Labor Organizations)	432.04	9.47	155
Total	4,560.26	100.00	362

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets September 30, 2012
Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	5%
Northeast Public Fund 2	2002	4.6%
Western Public Fund 1	1991	3.8%
Western Public Fund 2	1996	3.6%

Approximately 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For 2011, those reinvested dividends provided $160 million in new capital.  For the first nine months of 2012, they provided $104 million of new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman, six labor trustees, and five management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the union pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has six offices as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Investment Sourcing/Marketing/Investor Relations	1
New York, NY	Investment Sourcing/Investor Relations	3
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	2
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
New Orleans, LA	Investment Sourcing	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately nine years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	20	20	40
Ted Chandler	Chief Operating Officer	3	3	26
Erica Khatchadourian	Chief Financial Officer	19	9	23
Saul Schapiro	General Counsel	3	3	39
Chang Suh	Executive Vice President – Chief Portfolio Manager	14	8	17
Michael Cook	Assistant Portfolio Manager	9	4	10
J. Guy Carter IV	Assistant Portfolio Manager	4	4	10
Harpreet Peleg	Controller	7	5	15
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	11	9	22
Eric Price	Executive Vice President	6	2	19
Lesyllee White	Senior Vice President and Managing Director of Marketing	12	7	17
Debbie Cohen	Chief Development Officer	4	3	30
Sondra Albert	Chief Economist	8	8	15
Christopher Kaiser	Chief Compliance Officer and Deputy General Counsel	5	5	17

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The HIT’s investments help to close capital gaps in housing and community development projects.

The AFL-CIO Housing Investment Trust continues to invest in construction in a market environment where many other lenders are not active, providing a lifeline for struggling union construction workers and a boost to local economies.  The HIT’s more than 45 years of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable have enabled the HIT to support new construction and create union jobs despite the economic downturn.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s wholly owned subsidiary – Building America CDE, Inc. – is increasing the HIT’s capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

The HIT has reached its goal of creating 15,000 union construction jobs by the end of 2012 through its Construction Jobs Initiative.  Since this initiative began in 2009 through October 15, 2012, investments by the HIT and Building America have created an estimated 15,040 on-site union construction jobs.  The economic impact of this construction activity, however, is far broader than the direct jobs at the projects.  It is estimated that over 10,000 additional jobs are being created as a secondary effect in industries that supply materials or services to the projects in the communities where the projects are located.  Thus, the projects are responsible for adding more than 25,000 total jobs to the struggling U.S. economy since 2009 – while generating competitive returns for the HIT’s participants.  The HIT and Building America intend to draw on their large pipelines of projects under review to create still more jobs.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.

HIT projects help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design.  Through its Green Jobs Initiative, the HIT has invested $917 million of its capital and Building America has provided $52 million of New Markets Tax Credits in a total of 40 LEED-certified projects and energy efficient rehabilitation and retrofit projects. These investments have leveraged over $2.2 billion of total development and created over 12,100 union construction jobs.

Examples of HIT-Financed Projects

Several of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

City Walk Apartments, Minneapolis, MN

The HIT has invested over $380 million in the Minneapolis and St. Paul metro area over the last 10 years, building or preserving nearly 4,000 units of housing in 31 projects and generating more than 3,600 union construction jobs.

The HIT’s most recent investment is the City Walk Apartments, which the HIT is helping to finance with the purchase of a  $15.7 million Ginnie Mae security. This $20 million project is in the heart of Uptown, a high-density commercial and residential district of Minneapolis that has seen significant development over the past few years. The apartments will be located near another HIT-financed development, the $13 million Solhem Apartments, completed in 2009.

City Walk’s six-story building will have 92 housing units, underground parking, and a ground floor restaurant and retail space fronting a new public pedestrian plaza. With the construction industry still hard hit by the recent economic recession, the City Walk project is expected to generate over 100 jobs for members of the local building and construction trades unions.

The Penfield, St. Paul, MN

The HIT has committed $41 million to help finance construction of the Penfield, a $62 million mixed-use development in downtown St. Paul. The six-story building will have 254 rental units, a grocery store on the first floor, and three levels of parking.  The City of St. Paul is sponsoring the Penfield as a key part of its downtown redevelopment program.

Spanning an entire city block, the Penfield site is situated near the downtown employment core, state government offices, and the Lowertown District with its numerous arts and entertainment venues.  It is also located within a block of a new Central Corridor light rail line and directly south of a planned central park area. The project is seeking LEED Silver certification.  Work is expected to create more than 300 construction jobs for members of the building and construction trades unions, and employees at the new Lunds grocery store will be represented by the United Food and Commercial Workers, Local 1189.

Mayfield Manor, Canton, OH

The HIT’s investment of $10 million toward a $14 million project will fund the rehabilitation of the six-story Mayfield Manor senior residence in Canton, Ohio, and keep its 144 units affordable for current residents for another 20 years  The HIT worked closely with AGM Financial Services on the financing package for the project.  All of the property’s housing units receive project-based Section 8 rental assistance. The scope of work includes exterior and interior repairs and upgrades as well as a number of improvements to reduce the building’s energy consumption, such as new energy efficient windows and doors, low-flow plumbing fixtures, and more efficient heating systems.

The Mayfield Manor Apartments were developed by the National Steelworkers Oldtimers Community Urban Redevelopment Company of Canton, Inc., in the early 1980s to help provide low-income seniors with access to affordable housing. Since its completion in 1982, the property has been managed by the Elderly Housing Development & Operations Corporation (EHDOC), one of the country’s leading managers and advocates of quality, affordable senior housing.

The project is expected to create 100 union construction jobs and brings the HIT’s total investments in Ohio to $287 million since inception. These investments have created or preserved over 6,900 units of housing for Ohio residents and generated more than 3,640 union construction jobs.

Blackstone Apartments and Franklin Square House, Boston MA

The HIT’s $90 million investment will help preserve affordability and fund major rehabilitation of the Blackstone Apartments (at right) and Franklin Square House Apartments (below), two affordable housing resources for elderly and handicapped residents in Boston’s West End and South End, respectively. The 338 housing units are part of the Section 8 rental assistance program administered by MassHousing, the state’s housing finance agency.

The HIT’s investment will help refinance existing debt to keep the housing units affordable for low-income residents for an additional 20 years and makes possible substantial rehabilitation work to improve the properties’ livability, accessibility, and energy efficiency. The work will include exterior and interior repairs and upgrades and improvements including additional insulation, new windows, and more energy-efficient systems.  The two projects represent $148 million in total development costs.  The rehabilitation work is expected to generate approximately 150 union construction jobs.

The HIT investment in these two projects was part of a $168 million MassHousing transaction for the sale of a portfolio of affordable housing developments in what is the largest affordable housing transaction in MassHousing’s 46-year history.  The non-profit Preservation of Affordable Housing (POAH) of Boston used the MassHousing financing to help purchase the Blackstone, Franklin Square House, and three other affordable apartment communities from their former owner, State Street Development of Boston. MassHousing also approved the transfer of ownership from State Street Development to POAH on a sixth apartment community. All six developments were previously financed by MassHousing, which currently holds the mortgages.

Conclusion

The AFL-CIO Housing Investment Trust is one of the oldest socially responsible investment funds in the U.S.  The HIT embraces “triple bottom line investing.”  As a steward of union and public employee pension capital, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) good jobs for union members; and (3) more livable communities, with high quality affordable housing and a sustainable environment.

From 1965 through mid-October 2012, the HIT and its predecessor fund have committed over $6.5 billion to finance projects in communities across the U.S. Together with its Building America subsidiary, which has provided $52 million in New Markets Tax Credits to finance projects since 2011, the HIT has financed over 105,600 housing and healthcare units, including 65,700 affordable housing units, thereby enhancing the nation’s stock of affordable housing and revitalizing communities coast to coast.  HIT and Building America projects regularly promote responsible urban development, transit-oriented development, affordable housing construction and preservation, adaptive reuse of older structures, and an environmentally friendly design.  The 100% union labor requirement has generated approximately 72,700 union construction jobs – jobs that pay family-supporting wages, provide health and retirement security, contribute to the economic base of the communities where union members live and work, and foster economic growth beyond the communities where the projects are located.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future.  Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The construction-related multifamily securities that are the HIT’s focus remain attractive investments at this time.

The outlook for the HIT is also bright because of the projected increase in the need to build and rehabilitate multifamily rental housing. Demand for apartments is likely to exceed supply for a number of years due to tight credit availability for average single family homebuyers, continued weakness in the housing and labor markets, expected growth in household formation, and larger numbers of homeowners switching to renting by choice or necessity.  These factors will result in increased demand for construction of multifamily buildings.  Further, aging multifamily dwellings, many in dense urban markets, will require rehabilitation to prolong their useful lives.

The HIT is well-positioned to continue to offer competitive returns for Taft-Hartley and public employee pension plan investors.  FHA and government-sponsored enterprise (GSE) programs, in which the HIT has expertise, remain competitive sources of multifamily financing.  With a strong pipeline of prospective projects and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  Low inflation expectations, a significant yield advantage to the benchmark, and diversification from corporate bonds and equities make the HIT an attractive fixed-income investment. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union jobs, affordable housing, and community development.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.
Senior Vice President and Managing Director
 of Marketing
National, Northeast and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com
Paul Sommers Regional Marketing Director Midwest Accounts (937) 604-9681 psommers@aflcio-hit.com Debbie Cohen Chief Development Officer (202) 467-2591 dcohen@aflcio-hit.com
Julissa Servello Marketing Coordinator (202) 467-2544 jservello@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2012, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com